Exhibit (h)

                     Shares

Common Stock

($.001 Par Value Per Share)

UNDERWRITING AGREEMENT

                    , 2007

[FORM OF UNDERWRITING AGREEMENT]

UNDERWRITING AGREEMENT

                    , 2007

Bear, Stearns & Co. Inc.

Banc of America Securities LLC

UBS Securities LLC

SunTrust Capital Markets, Inc.

as Representatives of the several

    Underwriters named in Schedule A

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

PennantPark Investment Corporation, a Maryland corporation (the “Company”), proposes to issue and sell an aggregate of [27,000,000] shares (the “Firm Shares”) of common stock, $.001 par value per share (the “Common Stock”), of the Company (the “Offering”). It is understood that, subject to the conditions hereinafter stated, the Firm Shares will be sold by the Company to the several Underwriters named in Schedule A hereto (the “Underwriters”) in connection with the offer and sale of such Firm Shares. Bear, Stearns & Co. Inc., Banc of America Securities LLC, UBS Securities LLC and SunTrust Capital Markets, Inc. shall act as joint book-running managers (the “Joint Book-Running Managers”).

In addition, solely for the purpose of covering over-allotments, the Company proposes to grant to the Underwriters the option to purchase from the Company up to an additional [4,050,000] shares of Common Stock (the “Additional Shares”). The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the “Shares.” The Shares are described in the Prospectus which is referred to below.

The Company hereby acknowledges that in connection with the proposed offering of the Shares, it has requested Bear, Stearns & Co. Inc. (“Bear Stearns”) to administer a directed share program (the “Directed Share Program”) under which up to [500,000] Firm Shares, or [1.85]% of the Firm Shares to be purchased by the Underwriters (the “Reserved Shares”), shall be reserved for sale by Bear Stearns at the initial public offering price to the Company’s officers and directors (collectively, the “Directed Share Participants”) as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the NASD and all other applicable laws, rules and regulations. The number of Shares available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved Shares. The Underwriters may offer any Reserved Shares not purchased by Directed Share Participants to the general public on the same basis as the other Shares being issued and sold hereunder. The Company has supplied Bear Stearns with names, addresses and telephone numbers of the individuals or other entities which the Company has designated to be participants in the Directed Share Program. It is understood that any number of those designated to participate in the Directed Share Program may decline to do so.

The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the “Act”), with the Securities and Exchange Commission (the “Commission”) a registration statement on Form N-2 (File No. 333-140092) including a prospectus, relating to the Shares (the “Initial Registration Statement”). Any preliminary prospectus included in such Initial Registration Statement or filed with the Commission pursuant to Rule 497 under the Act is hereinafter referred to as a “Preliminary Prospectus;” the Initial Registration Statement, as it may have heretofore been amended at the time it became effective or any amendment became effective, including the information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A and Rule 497 under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is hereinafter referred to as the “Registration Statement;” the Preliminary Prospectus, dated as of                     , 2007, in the form in which it was distributed, is hereinafter referred to as the “Pricing Prospectus;” the prospectus to be filed with the Commission pursuant to Rule 497 after the Execution Time (as defined below) and to be used to confirm sales of Shares is hereinafter referred to as the “Prospectus.” A Form N-54A – Notification of Election to be Subject to Sections 55 through 65 of the Investment Company Act of 1940 Filed Pursuant to Section 54(a) of the Act (File No. 814-00736) (the “Notification of Election”) was filed with the Commission on                     , 2007 under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Investment Company Act”). As used herein, “business day” shall mean a day on which the New York Stock Exchange is open for trading.

The Company has entered into an investment advisory and management agreement, dated as of                     , 2007 (the “Investment Advisory Agreement”), with PennantPark Investment Advisers, LLC, a Delaware limited liability company registered as an investment adviser (the “Adviser”) under the Investment Advisers Act of 1940, as amended, and the rules and regulations thereunder (collectively, the “Advisers Act”).

The Company has entered into an administration agreement, dated as of                     , 2007 (the “Administration Agreement”), with PennantPark Investment Administration, LLC, a Delaware limited liability company (the “Administrator”).

The Company, the Adviser, the Administrator and the Underwriters agree as follows:

1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A attached hereto, subject to adjustment in accordance with Section 9 hereof, in each case at a purchase price of $             per Share. The Company is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the public offering to such extent as you may determine.

In addition, the Company hereby grants to the several Underwriters the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Company, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Company for the Firm Shares. This option may be exercised by the Joint Book-Running Managers, acting together, on behalf of the several Underwriters at any time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the “additional time of purchase”); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares), subject to adjustment in accordance with Section 9 hereof.

2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company (“DTC”) for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on                     , 2007 (unless another time shall be agreed to by you and the Company or unless postponed in accordance with the provisions of Section 9 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called “the time of purchase.” Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase, if any, in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

Deliveries of the documents described in Section 7 hereof with respect to the purchase of the Shares shall be made at the offices of Sutherland Asbill & Brennan LLP, 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004 at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters, and the Adviser and the Administrator, jointly and severally, represent and warrant to and agree with each of the Underwriters that:

(a) the Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company’s knowledge, are contemplated by the Commission; the Pricing Prospectus taken together with the information set forth on Exhibit G hereto (the “Pricing Information”), as of the date and time that this Agreement is executed and delivered by the parties hereto (the “Execution Time”), and at the time of purchase and any additional time of purchase, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Registration Statement complied when it became effective, and complies and will comply, when the Prospectus is first filed in accordance with Rule 497 and at the time of purchase and the additional time of purchase, if any, in all material respects with the requirements of the Act and the Prospectus (and any supplements thereto), as of the date it is first filed in accordance with Rule 497 and at the time of purchase and any additional time of purchase, will comply in all material respects with the requirements of the Act, and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed; the Company is eligible to use Form N-2; the Registration Statement did not, when it became effective, does not and will not, when the Prospectus is first filed in accordance with Rule 497 and at the time of purchase and any additional time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus (and any supplements thereto) will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Pricing Prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Pricing Prospectus, the Registration Statement or the Prospectus; and the Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Pricing Prospectus and the Prospectus;

(b) as of the Execution Time, the Company has an authorized and outstanding capitalization as set forth under the heading “Actual” in the section of the Pricing Prospectus and the Prospectus entitled “Capitalization” and, as of the time of purchase and the additional time of purchase, the Company shall have an authorized and outstanding capitalization as set forth under the heading “As Adjusted” in the section of the Prospectus entitled “Capitalization” (subject, in the case of the time of purchase and in the event that the time of purchase and the additional time of purchase occur concurrently, to the issuance of the Additional Shares, and subject, in the case of the additional time of purchase, to the issuance of the Additional Shares); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right or right of first refusal;

(c) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maryland, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, the Prospectus and the Registration Statement, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

(d) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, financial condition, results of operation or prospects of the Company (a “Material Adverse Effect”);

(e) the Company has no subsidiaries (as defined in the Act) other than Pennant SPV Company, LLC (the “Subsidiary”); the Subsidiary has been duly formed and is validly existing as a Delaware limited liability company in good standing under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Pricing Prospectus, the Prospectus and the Registration Statement; except as disclosed in the Pricing Prospectus, the Prospectus and the Registration Statement, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, association or other entity; complete and correct copies of the articles of incorporation, certificate of formation, limited liability company operating agreement and bylaws, as applicable, of each of the Company and the Subsidiary, and all amendments thereto though the date hereof, have been delivered to you;

(f) the Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not have a Material Adverse Effect;

(g) the Shares have been duly and validly authorized and, when issued and delivered against payment therefor by you as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights or rights of first refusal;

(h) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

(i) this Agreement, the Investment Advisory Agreement and the Administration Agreement have been duly authorized, executed and delivered by the Company;

(j) neither the Company nor the Subsidiary is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would reasonably be expected to result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) (i) its charter, by-laws, certificate of formation, limited liability company operating agreement, or other organizational documents of the Company or the Adviser, as applicable, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or the Subsidiary, as the case may be, is a party, except, with respect to clause (ii), to the extent that any such contravention would not have a Material Adverse Effect, and the execution, delivery and performance by the Company of this Agreement, the Investment Advisory Agreement and Administration Agreement, the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) (i) the charter, by-laws, certificate of formation, limited liability company operating agreement, or other organizational documents of the Company or the Subsidiary, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or the Subsidiary is a party, or (iii) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or the Subsidiary, except, with respect to clause (ii) and (iii), to the extent that such contravention would not have a Material Adverse Effect and, with respect to clause (iii), to the extent such contravention would not have a material adverse effect on the ability of the Company to consummate the Offering or any transaction contemplated by this Agreement or the Pricing Prospectus;

(k) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby other than (i) registration of the Shares under the Act, which has been effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the NASD and (ii) filing of the Notification of Election under the Investment Company Act, which has been effected;

(l) except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights or rights of first refusal to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby;

(m) each of the Company and the Subsidiary has all necessary licenses, authorizations, consents and approvals (collectively, the “Consents”) and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its business, except where the failure to obtain such consent would not have a Material Adverse Effect; neither the Company nor the Subsidiary is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or the Subsidiary, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

(n) all legal proceedings, government proceedings known to the Company, affiliate transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Pricing Prospectus and the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

(o) there are no actions, suits, claims, investigations or proceedings pending or, to the Company’s knowledge, threatened to which the Company or the Subsidiary, or any of their respective directors, managing members or officers is or would be a party or of which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not if determined adversely to the Company or the Subsidiary, as the case may be, have, individually or in the aggregate, a Material Adverse Effect or prevent consummation of the transactions contemplated hereby;

(p) KPMG LLP, whose report on the statement of assets and liabilities of the Company is filed with the Commission as part of the Prospectus, are independent public accountants as required by the Act;

(q) the financial statements of the Company included in the Pricing Prospectus, the Prospectus and the Registration Statement, together with the related notes, present fairly the financial position and results of operations of the Company as of the dates indicated and for the indicated periods; such financial statements have been prepared in accordance with United States generally accepted accounting principles, consistently applied throughout the periods presented except as noted in the notes thereon, and all adjustments necessary for a fair presentation of results for such periods have been made; and the selected financial information included in the Registration Statement, Pricing Prospectus and Prospectus presents fairly in all material respects the information shown therein and has been compiled on a basis consistent with the financial statements presented therein; there are no financial statements that are required to be included in the Pricing Prospectus, the Prospectus and the Registration Statement that are not included as required; the Company does not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Pricing Prospectus, the Prospectus and the Registration Statement; and all disclosures contained in the Pricing Prospectus, the Prospectus and the Registration Statement regarding “non-GAAP financial measures” (as such term is defined by the rules and regulations of the Commission), if any, comply with Regulation G of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the “Exchange Act”) and Item 10 of Regulation S-K under the Act, to the extent applicable;

(r) subsequent to the date of the Registration Statement, the Pricing Prospectus and the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, management, financial condition or results of operations of the Company or the Subsidiary, (ii) any transaction which is material to the Company or the Subsidiary, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiary, which is material to the Company or the Subsidiary, as the case may be; (iv) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiary; or (v) any dividend of any kind declared, paid, or made on the capital stock of the Company or the Subsidiary;

(s) the Company has obtained for the benefit of the Underwriters the agreement (a “Lock-Up Agreement”), in the form set forth as Exhibit A hereto, of each of the persons and entities named in Exhibit A-1 hereto;

(t) Each of the Company and the Subsidiary is not and, after giving effect to the offering and sale of the Shares, will not be a “registered management investment company” or an entity “controlled” by a “registered management investment company,” as such terms are used under the Investment Company Act;

(u) when the Notification of Election was filed with the Commission, it (i) contained all statements required to be stated therein in accordance with, and compiled in all material respects with the requirements of, the Investment Company Act and (ii) did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

(v) each of the Company and the Subsidiary owns, or has obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement, the Pricing Prospectus and the Prospectus as being licensed by it or which are necessary for the conduct of its businesses (collectively, “Intellectual Property”), except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect; except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, neither the Company nor the Subsidiary has received notice and is not otherwise aware of any infringement of, or conflict with, asserted rights of third parties with respect to any Intellectual Property or of any facts or circumstances which would render any Intellectual Property invalid or inadequate to protect the interest of the Company or the Subsidiary, as the case may be, therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, would result in a Material Adverse Effect;

(w) the Company maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and its business; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and any additional time of purchase;

(x) neither the Company nor the Subsidiary has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or the Subsidiary or, to the Company’s knowledge, any other party to any such contract or agreement;

(y) the Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(z) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-15 and 15d-15 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including material information pertaining to the Company’s operations and assets managed by the Adviser, is made known to the Company’s Chief Executive Officer and Chief Financial Officer by others within the Company and the Adviser, and such disclosure controls and procedures are effective to perform the functions for which they were established;

(aa) The Company maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. The Company’s internal control over financial reporting is effective and the Company is not aware of any material weaknesses in its internal control over financial reporting. Since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(bb) the Company has not, directly or indirectly, extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company;

(cc) neither the Company nor, to the Company’s knowledge, any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus;

(dd) neither the Company nor, to the Company’s knowledge, any of its respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, or which has constituted or might reasonably be expected to cause or result in, under the Exchange Act, the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares;

(ee) the statistical and market-related data included in the Registration Statement, the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

(ff) to the Company’s knowledge, there are no affiliations or associations between any member of the NASD and any of the Company’s officers, directors or securityholders, except as set forth in the Registration Statement, Pricing Prospectus and the Prospectus;

(gg) the terms of the Investment Advisory Agreement, including compensation terms, comply in all material respects with all applicable provisions of the Investment Company Act and the Advisers Act and the applicable published rules and regulations thereunder;

(hh) the approvals by the board of directors and the sole stockholder of the Company of the Investment Advisory Agreement have been made in accordance with the requirements of Section 15 of the Investment Company Act applicable to companies that have elected to be regulated as business development companies under the Investment Company Act;

(ii) except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, (i) no person is serving or acting as an officer, director or investment adviser of the Company, except in accordance with the provisions of the Investment Company Act and the Advisers Act and the applicable published rules and regulations thereunder, and (ii) to the knowledge of the Company, no director of the Company is an “affiliated person” (as defined in the Investment Company Act) of any of the Underwriters;;

(jj) the Company has duly elected to be treated by the Commission under the Investment Company Act as a business development company, such election is effective and all required action has been taken by the Company under the Investment Company Act and the Act to make the public offering and consummate the sale of the Shares as provided in this Agreement; the provisions of the corporate charter and by-laws of the Company comply in all material respects with the requirements of the Investment Company Act;

(kk) the operations of the Company are in compliance in all material respects with the provisions of the Investment Company Act applicable to business development companies and the rules and regulations of the Commission thereunder; provided, that the Company does not represent or warrant as to the compliance of Sections 10(a)(1)(iii) and 10(a)(4)(iii) with Section 17(i) of the Investment Company Act;

(ll) the Company has not offered, or caused the Underwriters to offer, Shares to any person pursuant to the Directed Share Program with the intent to influence unlawfully (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or any of the Subsidiaries, or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of its respective products or services;

(mm) the Company and, to its knowledge, its directors and officers (in such capacity) are in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and the Commission’s published rules promulgated thereunder;

(nn) each of the Company and the Subsidiary has filed all foreign, federal, state and local tax returns that are required to be filed or has requested extensions thereof (except in any case in which the failure so to file would not have a Material Adverse Effect) and has paid all taxes required to be paid by it and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except for any such assessment, fine or penalty that is currently being contested in good faith or as would not have a Material Adverse Effect;

(oo) except as disclosed in the Pricing Prospectus and the Prospectus, neither the Company nor the Subsidiary has any material lending or other relationship with a bank or lending institution affiliated with any of the Underwriters;

(pp) neither the Company nor, to the knowledge of the Company, any director, officer, employee or affiliate of the Company is aware of or has taken any action, directly or indirectly, that would result in a violation by such entities or persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder; and

(qq) neither the Company nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

In addition, any certificate signed by any duly appointed officer of the Company and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company as to matters covered thereby, to each Underwriter.

4. Representations and Warranties of the Adviser and the Administrator. The Adviser and the Administrator, jointly and severally, represent and warrant to the Underwriters that:

(a) each of the Adviser and the Administrator has been duly formed and is validly existing as a Delaware limited liability company and in good standing under the laws of the State of Delaware, with full power and authority to own, lease and operate its properties and to conduct its business as described in the Pricing Prospectus, the Prospectus and the Registration Statement and to execute and deliver this Agreement; the Adviser has full power and authority to execute and deliver the Investment Advisory Agreement; the Administrator has full power and authority to execute and deliver the Administration Agreement; and each of the Adviser and the Administrator is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, financial condition, capitalization or regulatory status of such entity, or otherwise reasonably be expected to prevent such entity from carrying out its obligations under the Investment Advisory Agreement or the Administration Agreement, as applicable (collectively, an “Adviser/Administrator Material Adverse Effect”);

(b) the Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Investment Company Act or the applicable published rules and regulations thereunder from acting under the Investment Advisory Agreement for the Company as contemplated by the Prospectus. There does not exist any proceeding or, to the Adviser’s knowledge, any facts or circumstances the existence of which could lead to any proceeding which might adversely affect the registration of the Adviser with the Commission;

(c) there are no actions, suits, claims, investigations or proceedings pending or, to the knowledge of the Adviser and the Administrator, threatened to which either the Adviser or the Administrator or any of their officers, partners or members are or would be a party or of which any of their properties are or would be subject at law or in equity, or before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not if determined adversely to the Adviser or the Administrator, as the case may be (A) have, individually or in the aggregate, an Adviser/Administrator Material Adverse Effect, or (B) prevent the consummation of the transactions contemplated hereby;

(d) neither the Adviser nor the Administrator is in breach or violation of, or in default under (nor has any event occurred which with notice, lapse of time, or both would reasonably be expected to result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or person acting on such holder’s behalf), the right to require the repurchase, redemption or repayment of all or part of such indebtedness under) (i) its limited liability company operating agreement, or (ii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Adviser or the Administrator is a party, or (iii) under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Adviser or the Administrator, as the case may be, except, with respect to clauses (ii) and (iii), to the extent that any such contravention would not have an Adviser/Administrator Material Adverse Effect, and the execution, delivery and performance of this Agreement, and with respect to the Adviser only, the Investment Advisory Agreement, and with respect to the Administrator only, the Administration Agreement, and consummation of the transactions contemplated hereby and thereby, will not conflict with, result in any breach of violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would reasonably be expected to result in any breach or violation of or constitute a default under) (i) its limited liability company operating agreement, or (ii) or other organizational documents of the Adviser or the Administrator or (iii) any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Adviser or the Administrator is a party, or (iv) any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Adviser or the Administrator, as the case may be, except, with respect to clauses (iii) and (iv), to the extent that any such contravention would not have an Adviser/Administrator Material Adverse Effect;

(e) this Agreement has been duly authorized, executed and delivered by the Adviser and the Administrator; the Investment Advisory Agreement has been duly authorized, executed and delivered by the Adviser; and the Administration Agreement has been duly authorized, executed and delivered by the Administrator; the Investment Advisory Agreement and the Administration Agreement constitute valid and legally binding agreements of the Adviser and the Administrator, respectively, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers) or similar laws affecting creditors’ rights generally and (ii) rights to indemnification and contribution may be limited to equitable principles of general applicability or by state or federal securities laws or the policies underlying such law;

(f) the description of the Adviser and the Administrator contained in the Pricing Prospectus, the Prospectus and the Registration Statement is true, accurate and complete in all material respects;

(g) each of the Adviser and the Administrator has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Pricing Prospectus, the Prospectus and the Registration Statement and under this Agreement and, with respect to the Adviser only, the Investment Advisory Agreement and, with respect to the Administrator only, the Administration Agreement;

(h) subsequent to the date of the Registration Statement, the Pricing Prospectus and the Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in the business, financial condition, capitalization or regulatory status of the Adviser or the Administrator, or that would otherwise prevent the Adviser or the Administrator from carrying out its respective obligations under the Investment Advisory Agreement or the Administration Agreement, as appropriate;

(i) each of the Adviser and the Administrator has all Consents and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule and has obtained all necessary Consents from other persons, in order to conduct its business, except where the failure to obtain such Consents would not have an Adviser/Administrator Material Adverse Effect; neither the Adviser or the Administrator is in violation of, or in default under, nor has the Adviser or the Administrator received notice of any proceedings relating to revocation or modification of any such Consent or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Adviser or the Administrator, except where such revocation or modification would not, individually or in the aggregate, have an Adviser/Administrator Material Adverse Effect;

(j) neither the Adviser, the Administrator nor any of their respective partners, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed, under the Exchange Act, to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale of the Shares;

(k) the Adviser is not aware that (i) any executive, key employee or significant group of employees of the Company, if any, the Adviser or the Administrator, as applicable, plans to terminate employment with the Company, the Adviser or the Administrator or (ii) any such executive or key employee is subject to any noncompete, nondisclosure, confidentiality, employment, consulting or similar agreement that would be violated by the present or proposed business activities of the Company or the Adviser except where such termination or violation would not have an Adviser/Administrator Material Adverse Effect;

(l) the Adviser maintains a system of internal controls sufficient to provide reasonable assurance that (i) transactions effectuated by it under the Investment Advisory Agreement are executed in accordance with its management’s general or specific authorization; and (ii) access to the Company’s assets is permitted only in accordance with its management’s general or specific authorization; and

(m) the Administrator maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions for which it has bookkeeping and record keeping responsibility for under the Administration Agreement are recorded as necessary to permit preparation of the Company’s financial statements in conformity with generally accepted accounting principles and to maintain accountability for the Company’s assets and (ii) the recorded accountability for such assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

5. Certain Covenants of the Company, the Adviser and the Administrator. The Company agrees, and the Adviser and the Administrator, jointly and severally, agree:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to use its best efforts to maintain such qualifications in effect so long as you may reasonably request for the distribution of the Shares; provided that, in connection therewith, the Company shall not be required to qualify as a foreign corporation or to file a consent to the service of process under the laws of any such jurisdiction (except a limited consent to service of process with respect to the offering and sale of the Shares); and to advise you promptly of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(b) to make available to the Underwriters as soon as reasonably practicable after the Registration Statement becomes effective and thereafter from time to time furnish to the Underwriters, as many copies of the Pricing Prospectus and the Prospectus (or of the Pricing Prospectus and the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the date of the Pricing Prospectus) as the Underwriters may reasonably request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare, at the requesting Underwriter’s expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

(c) that if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the Shares may be sold, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible, and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement and any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 497 under the Act (which the Company agrees to file in a timely manner under such Rule);

(d) to advise you promptly, and, if requested, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement, the Pricing Prospectus or the Prospectus, and to provide you and Underwriters’ counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall reasonably object in writing;

(e) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, shareholders’ equity and cash flow of the Company for such fiscal year accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants);

(f) subject to Section 5(d) hereof, to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and to promptly notify you of such filing;

(g) to furnish to you and to each of the other Underwriters, only to the extent not otherwise available on the Commission’s EDGAR system, for a period of one year from the date of this Agreement (i) copies of any reports, proxy statements, or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed or quoted, and (iv) such other information as you may reasonably request regarding the Company;

(h) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company which have been read by the Company’s independent certified public accountants, as stated in their letter to be furnished pursuant to Section 7(c) hereof; provided, however, that this requirement to furnish any such information shall be subject to compliance with applicable law;

(i) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

(j) to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the Shares is required to be delivered under the Act which could require the making of any change in the Pricing Prospectus (prior to availability of the Prospectus), or the Prospectus then being used so that the Pricing Prospectus, together with the Pricing Information (prior to availability of the Prospectus), or the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 5(d) hereof, to prepare, at the Company’s expense, and thereafter, at the Underwriters’ expense, and furnish to the Underwriters promptly such amendments or supplements to such Pricing Prospectus (prior to availability of the Prospectus), or Prospectus as may be necessary to reflect any such change;

(k) that, as soon as practicable, the Company will make generally available to its security holders an earnings statement or statements of the Company which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act;

(l) The Company will promptly deliver to each Underwriter and Sutherland Asbill & Brennan LLP, counsel for the Underwriters, a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith.

(m) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption “Use of Proceeds” in the Pricing Prospectus and the Prospectus;

(n) the Company, during a period of two years from the effective date of the Company’s election to be a business development company, will use its best efforts to maintain its status as a business development company; provided, however, the Company may change the nature of its business so as to cease to be, or to withdraw its election as, a business development company, with the approval of the board of directors and a vote of stockholders as required by Section 58 of the Investment Company Act or any successor provision;

(o) that the Company will use its best efforts to qualify for and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to maintain such qualification and election in effect for each full fiscal year during which it is a business development company under the Investment Company Act; provided that, at the discretion of the Company’s board of directors, it may elect not to be so treated;

(p) to pay all costs, expenses, fees and taxes incident to the performance of its obligations hereunder, including (i) the preparation and filing of the Registration Statement, the Pricing Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of the Pricing Prospectus and Prospectus to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares, including the fees, disbursements and expenses of the Company’s counsel and accountants incurred in connection therewith, and any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters) and the furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (iv) any quotation of the Shares on the Nasdaq Global Market, (v) any filing for review of the public offering of the Shares by the NASD, including the reasonable legal fees and filing fees and other disbursements of counsel to the Underwriters, (vi) attending or hosting meetings with prospective purchasers of the Shares, including all travel expenses of the Company’s officers, directors, employees and affiliates and any other expense of the Company incurred in connection therewith; (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (vii) the offer and sale of the Reserved Shares, including all reasonable costs and expenses of the Underwriters, including the reasonable fees and disbursements of counsel for the Underwriters, [(viii) [        ] percent of “road show” expenses (including but not limited to travel and accommodations),] and (viii) the performance of the Company’s other obligations hereunder which are not specifically provided for in this Section 5(p);

(q) not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock for a period of 180 days after the date hereof (the “Lock-Up Period”), without the prior written consent of each of the Joint Book-Running Managers, except for (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement and (ii) any issuance of shares of Common Stock pursuant to the Company’s dividend reinvestment plan. Notwithstanding the foregoing, for the purpose of allowing the Underwriters to comply with NASD Rule 2711(f)(4), if (i) during the last 17 days of the Lock-Up Period, the Company releases earnings results or publicly announces other material news or a material event relating to the Company occurs or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the public announcement regarding the material news or the occurrence of the material event, as applicable, unless each of the Joint Book-Running Managers waives, in writing, such extension;

(r) to use its best efforts to cause the Common Stock to be quoted on the Nasdaq Global Market, and thereafter to comply with all of the requirements of the Nasdaq Global Market applicable to the Company;

(s) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock; and

(t) to use its best efforts to ensure that the Directed Shares will be restricted from sale, transfer, assignment, pledge or hypothecation for a period of three months after the date of the Prospectus in accordance with the NASD’s Free-Riding and Withholding Interpretation (IM-2110-1); and to comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Reserved Shares are offered in connection with the Directed Share Program.

6. [Reimbursement of Underwriters’ Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 9 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 5(p) hereof, reimburse the Underwriters for all of their out-of-pocket expenses incurred, including the reasonable fees and disbursements of their counsel incurred in connection with this Agreement and the transactions contemplated hereunder.]

7. Conditions of Underwriters’ Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company, the Adviser and the Administrator on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company, the Adviser and the Administrator of each of its obligations hereunder and to the following additional conditions precedent:

(a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Dechert LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Sutherland Asbill & Brennan LLP, counsel for the Underwriters, to the effect set forth in Exhibit B hereto.

(b)(1) You shall have received an opinion of Venable LLP, special counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Sutherland Asbill & Brennan LLP, counsel for the Underwriters, to the effect set forth in Exhibit C hereto.

(2) You shall have received an opinion of Dechert LLP, special counsel for the Subsidiary, the Adviser and the Administrator, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Sutherland Asbill & Brennan LLP, counsel for the Underwriters, to the effect set forth in Exhibit D hereto.

(c) You shall have received from KPMG LLP letters dated, respectively, the Execution Time, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by the Joint Book-Running Managers containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Pricing Prospectus and the Prospectus.

(d) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Sutherland Asbill & Brennan LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, with respect the sale of the Shares and other related matters as the Underwriters may require.

(e) The Registration Statement shall become effective not later than 5:30 p.m. New York City time on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 497(h) under the Act at or before 5:30 p.m. New York City time on the second full business day after the date of this Agreement and any registration statement pursuant to Rule 462(b) under the Act required in connection with the offering and sale of the Shares shall have been filed and become effective no later than 10:00 p.m. New York City time on the date of this Agreement.

(f) Prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or, to the Company’s knowledge, proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus, as then amended or supplemented, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

(g) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company, the Subsidiary or the Adviser, taken as a whole, shall occur or become known.

(h) Each of the Company, the Adviser and the Administrator will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer in the form attached as Exhibit E hereto.

(i) You shall have received signed Lock-up Agreements referred to in Section 3(r) hereof.

(j) The Shares shall have been approved for quotation the Nasdaq Global Market, subject only to notice of issuance at or prior to the time of purchase and the additional time of purchase, as the case may be.

(k) The Company shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Pricing Prospectus and the Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

(m) Arthur H. Penn shall, on the date of this Agreement, at the time of purchase and, if applicable, at the additional time of purchase, have delivered to you a certificate signed by him in the form attached as Exhibit F.

8. Termination. The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of any of the Joint Book-Running Managers, or any group of Underwriters (which may include any of the Joint Book-Running Managers) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company or the Adviser, taken as a whole, which would, in any of the Joint Book-Running Managers’ judgment or in the judgment of such group of Underwriters, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus, or (y) since execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Global Market; (ii) a suspension or material limitation in trading in the Company’s securities on the Nasdaq Global Market; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in any of the Joint Book-Running Managers’ judgment or in the judgment of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement, Pricing Prospectus and the Prospectus.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement, or if such sale is not carried out because the Company shall be unable to comply with any of the terms of this Agreement, the Company shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6 and 10 hereof), and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 10 hereof) or to one another hereunder.

9. Increase in Underwriters’ Commitments. Subject to Sections 7 and 8 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 7 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 8 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 9 with like effect as if such substituted Underwriter had originally been named in Schedule A.

If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day-period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10. Indemnity and Contribution.

(a)(1) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each affiliate of any Underwriter within the meaning of Rule 405 under the Act that is involved in the Offering, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of any investigation incurred in connection therewith) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), any Preliminary Prospectus, the Pricing Prospectus together with the Pricing Information, or the Prospectus (as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus together with the Pricing Information, or the Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus together with the Pricing Information, or the Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus together with the Pricing Information, or the Prospectus or necessary to make such information not misleading, (ii) any untrue statement or alleged untrue statement made by the Company in Section 3 hereof or the failure by the Company to perform when and as required any agreement or covenant contained herein, or (iii) the Directed Share Program, provided that, subject to applicable provisions of the Investment Company Act, if any, the Company shall not be responsible under this clause (iii) for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of the Underwriters in conducting the Directed Share Program.

(2) The Adviser and the Administrator, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter and each other person specified in subsection (a)(1) of this Section 10 from and against any loss, damage, expense, liability or claim (including the reasonable cost of any investigation incurred in connection therewith) any such Underwriter or any such other person may incur as specified in such subsection, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (x) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), any Preliminary Prospectus, the Pricing Prospectus or the Prospectus (as amended or supplemented by the Company) regarding the Adviser or the Administrator, or arises out of or is based upon any omission or alleged omission to state a material fact regarding the Adviser or the Administrator required to be stated in either the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus or necessary to make the statements made therein not misleading with respect to the Adviser or the Administrator or (y) any untrue statement or alleged untrue statement made by the Adviser or the Administrator in Section 4 hereof.

(3) If any action, suit or proceeding (each, a “Proceeding”) is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company, the Adviser or the Administrator, as appropriate, pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company, the Adviser or the Administrator, as appropriate, in writing of the institution of such Proceeding and the Company, the Adviser or the Administrator, as appropriate, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company, the Adviser or the Administrator, as appropriate, shall not relieve the Company, the Adviser or the Administrator, as appropriate, from any liability which the Company, the Adviser or the Administrator, as appropriate, may have to any Underwriter or any such person or otherwise. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company, the Adviser or the Administrator, as appropriate, in connection with the defense of such Proceeding or the Company, the Adviser or the Administrator, as appropriate, shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company, the Adviser or the Administrator, as appropriate, (in which case the Company, the Adviser or the Administrator, as appropriate, shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company, the Adviser or the Administrator, as appropriate, and paid as incurred (it being understood, however, that the Company, the Adviser or the Administrator, as appropriate, shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). Each of the Company, the Adviser or the Administrator, as appropriate, shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company, the Adviser or the Administrator, as appropriate, the Company, the Adviser or the Administrator, as appropriate, agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

(4) The Company agrees, and the Adviser and the Administrator, jointly and severally, agree to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, each affiliate of any Underwriter within the meaning of Rule 405 under the Act that is involved in the Offering, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (a) any of the matters referred to in clauses (i) through (iii) of the first paragraph of this Section 10(a)(1), or (b) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved Shares that the Directed Share Participant has agreed to purchase; or (iii) otherwise arises out of or is based upon the Directed Share Program, provided that, subject to applicable provisions of the Investment Company Act, if any, the Company shall not be responsible under this clause (iii) for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of any such Underwriter in conducting the Directed Share Program. The second sentence of this Section 10(a)(3) shall apply equally to any Proceeding brought against any such Underwriter or any such person in respect of which indemnity may be sought against the Company, the Adviser or the Administrator pursuant to the foregoing sentence; except that the Company, the Adviser and the Administrator shall be liable for the expenses of one separate counsel (in addition to any local counsel) for any such Underwriter and any such person, separate and in addition to counsel for the Underwriters, in any such Proceeding.

(b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, the Adviser and the Administrator, their directors, partners and officers, and any person who controls the Company, the Adviser or the Administrator within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of any investigation incurred in connection therewith) which, jointly or severally, the Company, the Adviser or the Administrator, or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), any Preliminary Prospectus, the Pricing Prospectus together with the Pricing Information, or the Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus together with the Pricing Information or the Prospectus or necessary to make such information not misleading.

If any Proceeding is brought against the Company, the Adviser or the Administrator, or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Adviser or the Administrator, or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company, the Adviser or the Administrator, or any such person or otherwise. The Company, the Adviser or the Administrator, or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Adviser or the Administrator, or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days’ prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding.

(c) If the indemnification provided for in this Section 10 is unavailable to an indemnified party under subsections (a) and (b) of this Section 10 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Adviser and the Administrator on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Adviser and the Administrator on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Adviser and the Administrator on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company, the Adviser and the Administrator on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by such party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

(d) The Company, the Adviser, the Administrator and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 10 are several in proportion to their respective underwriting commitments and not joint.

(e) The indemnity and contribution agreements contained in this Section 10 and the covenants, warranties and representations of the Company, the Adviser and the Administrator contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or any affiliate of any Underwriter within the meaning of Rule 405 under the Act that is involved in the Offering, or any successors or assigns of all of the foregoing persons, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, the Adviser, the Administrator and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company, the Adviser or the Administrator, against any of the Company’s officers or directors, the Adviser and the Administrator or their partners or officers in connection with the issuance and sale of the Shares, or in connection with the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus.

11. Information Furnished by the Underwriters. [The Company acknowledges that (i) the statements regarding delivery of the Firm Units set forth in the last paragraph of the cover page and in the second paragraph under the heading “Underwriting,” (ii) the sentences relating to concessions and reallowances and (iii) the sentences related to stabilization, syndicate covering transactions and penalty bids in the Pricing Prospectus and the Prospectus constitute the only information furnished by or on behalf of the several Underwriters for inclusion in the Pricing Prospectus and the Prospectus.]

12. Notices. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered, faxed or sent to Bear, Stearns & Co. Inc. at                                         , facsimile no. (    )     -            , Attention:                    , and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 445 Park Avenue, 9th Floor, New York, NY 10022, facsimile no. (    )     -            , Attention: Arthur Penn.

13. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement (“Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the applicability or effect of conflict of law principles or rules thereof, to the extent such principles would require or permit the application of the laws of another jurisdiction. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and each of the Company, the Adviser and the Administrator consents to the jurisdiction of such courts and personal service with respect thereto. Each of the Company, the Adviser and the Administrator hereby consents to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against the Joint Book-Running Managers or any indemnified party. Each of the Joint Book-Running Managers, the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates), the Adviser and the Administrator waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. Each of the Company, the Adviser and the Administrator agrees that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company, the Adviser and the Administrator, as appropriate, and may be enforced in any other courts to the jurisdiction of which the Company, the Adviser and the Administrator, as appropriate, is or may be subject, by suit upon such judgment.

15. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters and the Company and to the extent provided in Section 10 hereof the controlling persons, partners, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

16. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

17. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Company, the Adviser and the Administrator and their successors and assigns and any successor or assign of any substantial portion of the Company’s, the Adviser’s and the Administrator’s and any of the Underwriters’ respective businesses and/or assets.

18. Acknowledgement. Each of the Company, the Adviser and the Administrator acknowledges and agrees that (i) the sale through the Underwriters of any Shares pursuant to this Agreement, including the determination of the price of the Shares and any related compensation, discounts or commissions, is an arm’s-length commercial transaction between the Company, the Adviser and the Administrator, on the one hand, and the Underwriters, on the other hand, (ii) in connection with the offering of the Shares and the process leading to such transactions each Underwriter will act solely as an agent and not as a fiduciary of the Company, the Adviser or the Administrator, or any of their respective stockholders, members, creditors or employees, or any other party, (iii) no Underwriter will assume an advisory or fiduciary responsibility in favor of the Company, the Adviser or the Administrator with respect to the offering of Shares contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company, the Adviser or the Administrator on other matters) and no Underwriter will have any obligation to the Company, the Adviser or the Administrator with respect to the offering of Shares except the obligations expressly set forth herein, (iv) each Underwriter and its respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, the Adviser and the Administrator and (v) no Underwriter has provided and will provide any legal, accounting, regulatory or tax advice with respect to the offering of the Shares and each of the Company, the Adviser and the Administrator has consulted and will consult its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

[Remainder of Page Intentionally Left Blank]

If the foregoing correctly sets forth the understanding between the Company and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this agreement and your acceptance shall constitute a binding agreement between the Company and the Underwriters, severally.

Very truly yours,

PENNANTPARK INVESTMENT CORPORATION

By:
Name:
Title:

PENNANTPARK INVESTMENT ADVISERS, LLC

By: ,
its Managing Member

By:
Title:
Name:

PENNANTPARK INVESTMENT
ADMINISTRATION, LLC

By:
Name:
Title:

Accepted and agreed to as of the

date first above written, on

behalf of themselves

and the other several Underwriters

named in Schedule A

BEAR, STEARNS & CO. INC.
BANC OF AMERICA SECURITIES LLC
UBS SECURITIES LLC
SUNTRUST CAPITAL MARKETS, INC.

By:	BEAR, STEARNS & CO. INC.

By:
Name:
Title:

By:	BANC OF AMERICA SECURITIES LLC

By:
Name:
Title:

By:	UBS SECURITIES LLC

By:
Name:
Title:

By:	SUNTRUST CAPITAL MARKETS, INC.

By:
Name:
Title:

SCHEDULE A

Underwriter	Number of Firm Shares

BEAR, STEARNS & CO. INC. BANC OF AMERICA SECURITIES LLC

UBS SECURITIES LLC SUNTRUST CAPITAL MARKETS, INC.

KEEFE, BRUYETTEE & WOODS, INC.. FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

JEFFRIES & COMPANY, INC ROBERT W. BAIRD & CO. INCORPORATED

Total

Exhibit A

PennantPark Investment Corporation

Common Stock

($.001 Par Value Per Share)

[Date]

Bear, Stearns & Co. Inc.

Banc of America Securities LLC

UBS Securities LLC

SunTrust Capital Markets, Inc.

as Representatives of the several Underwriters

c/o Bear, Stearns & Co. Inc.

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the “Underwriting Agreement”) to be entered into by and among PennantPark Investment Corporation (the “Company”), PennantPark Investment Advisers, LLC and PennantPark Investment Administration, LLC and you, as Representatives of the several Underwriters named therein, with respect to the public offering (the “Offering”) of Common Stock, par value $.001 per share, of the Company (the “Common Stock”).

In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that from the date hereof until the end of a period of 180 days after the date of the final prospectus relating to the Offering the undersigned will not, without the prior written consent of each of Bear, Stearns & Co. Inc., Banc of America Securities LLC, UBS Securities LLC and SunTrust Capital Markets, Inc. (the “Joint Book-Running Managers”) (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the “Commission”) in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters of any Common Stock pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement or (d) any issuance of Common Stock pursuant to the Company’s dividend reinvestment plan.

In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that from the date hereof until the end of a period of 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of each of the Joint Book-Running Managers, make any demand for, or exercise any right with respect to, the registration of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock.

If (i) the Company issues an earnings release or material news or a material event relating to the Company occurs during the last 17 days of the 180 day lock-up period, or (ii) prior to the expiration of the 180 day lock-up period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180 day lock-up period, the restrictions imposed by this Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

Yours very truly,

Name:

Exhibit A-1

List of Persons or Entities Affiliated with the Company, the Adviser and the Administrator

1.	PennantPark Investment Advisers, LLC

2.	PennantPark Investment Administration, LLC

3.	Pennant SPV Company, LLC

4.	Arthur H. Penn

5.	Adam K. Bernstein

6.	Marshall Brozost

7.	Jeffrey Flug

8.	Samuel L. Katz

9.	Aviv Efrat

10.	Geoffrey S. Chang

11.	Salvatore Giannetti, III

12.	P. Whitridge Williams, Jr.

Exhibit B

Form of Opinion of Dechert LLP

1. To our knowledge, the issuance of the Shares will not be subject to preemptive rights or rights of first refusal;

2. Each of the Company and the Subsidiary is duly qualified to do business as a foreign corporation or limited liability company, as applicable, and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect;

3. The execution and delivery by the Company of, and the performance by the Company of its obligations under, the Underwriting Agreement, the Investment Advisory Agreement and the Administration Agreement, and the issuance of the Shares will not (a) contravene any provision of the laws of the State of New York or the federal laws of the United States or, to our knowledge, any decree, judgment or order applicable to the Company pursuant to any New York State or U.S. federal statute by any court or governmental agency or body having jurisdiction over the Company, other than the securities or blue sky laws of the various states, as to which we express no opinion, or (b) conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) the limited liability company operating agreement of the Subsidiary or any of the agreements set forth on Schedule 1 attached hereto (except for such conflicts, breaches, violations or defaults as would not have a Material Adverse Effect);

4. To our knowledge, there are no legal or governmental proceedings pending or threatened to which the Company or the Subsidiary is a party or to which the properties of the Company or the Subsidiary are subject that are required under the Act to be described in the Registration Statement and the Prospectus and that are not so described, or which seek to restrain, enjoin, prevent the consummation of or otherwise challenge the issuance or sale of the Shares to be sold under the Underwriting Agreement;

5. The Underwriting Agreement, the Investment Advisory Agreement and the Administration Agreement have been duly executed and delivered by the Company (to the extent that execution and delivery thereof are matters governed by New York law);

6. The Investment Advisory Agreement contains the provisions required by Section 205 of the Investment Advisers Act, as amended (the “Advisers Act”), and Section 15 of the Investment Company Act;

7. To our knowledge, each of the Company and the Subsidiary is not in breach or violation of, or in default under, nor has any event occurred which with notice, lapse of time, or both would result in any breach or violation of, or constitute a default under, the laws of the State of New York or the federal laws of the United States, any of the agreements set forth on Schedule 1 hereto or, to our knowledge, any decree, judgment or order applicable to the Company or the Subsidiary by any court or governmental agency or body having jurisdiction over the Company or the Subsidiary, as the case may be, except in each case, for any breach, violation or default which would not have a Material Adverse Effect;

8. To our knowledge, no person has the right, pursuant to the terms of any contract, agreement or other instrument described in or filed as an exhibit to the Registration Statement or otherwise, to cause the Company to register under the Act any shares of Common Stock, or to include any such shares in the Registration Statement or the offering contemplated thereby;

9. The form of certificate used to evidence the Shares complies on its face in all material respects with all applicable New York State or U.S. federal statutory requirements, if any, and with the applicable requirements of the Nasdaq Global Market tier of The Nasdaq Stock Market, Inc.;

10. No approval, authorization, consent or license of any New York State or U.S. federal governmental or regulatory authority or regulatory body, is required for the performance by the Company of its obligations under the Underwriting Agreement, except such as may be required by the Act, the 1940 Act, the rules of the National Association of Securities Dealers, Inc. and the securities or blue sky laws of the various states in which the Shares are being offered, as to which we express no opinion;

11. Each of the Company and the Subsidiary is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds therefrom as described in the Prospectus, will not be required to register as an investment company under the Investment Company Act;

12. The statements in the Pricing Prospectus and the Prospectus under the captions “Regulation,” “Certain Relationships,” “Management–Investment Management Agreement,” “Management–Administration Agreement,” “Management–License Agreement,” “Description of Our Capital Stock,” and “Underwriting,” in each case insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present in all material respects the information summarized therein;

13. The statements in the Prospectus under the caption “Material U.S. Federal Income Tax Considerations,” insofar as such statements constitute a summary of the U.S. federal tax laws referred to therein, are accurate and fairly summarize in all material respects the U.S. federal tax laws referred to therein;

14. The Investment Advisory Agreement, the Administration Agreement and the Underwriting Agreement have been approved by the Board of Directors of the Company in accordance with the procedural requirements of Section 15 of the Investment Company Act; and the Investment Advisory Agreement has been approved by the shareholders of the Company in accordance with such requirements;

15. To our knowledge, there are no legal or governmental proceedings pending or threatened to which the Adviser is a party or to which the properties of the Adviser are subject that are required under the Act to be described in the Prospectus and are not so described, or which seek to restrain, enjoin, prevent the consummation of the issuance or sale of the Shares to be sold under the Underwriting Agreement;

16. The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and, to our knowledge, is not prohibited by the Advisers Act, the Investment Company Act or the applicable published rules and regulations thereunder from acting under the Investment Advisory Agreement as investment adviser to the Company, as contemplated by the Pricing Prospectus and the Prospectus; and, to our knowledge, there does not exist any proceeding pending or threatened, which could reasonably be expected to adversely affect the registration of the Adviser with the Commission;

17. To our knowledge, the Adviser is not in breach or violation of, or in default under, nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, or constitute a default under or give the holder of any indebtedness (or person acting on such holder’s behalf), the right to require the repurchase, redemption or repayment of all or part of such indebtedness under, its limited liability company operating agreement or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Adviser is a party or by which it or its properties may be bound or affected, or under any New York State or U.S. federal law, regulation or rule or any decree, judgment or order applicable to the Adviser, except in each case for any such breach, violation or default which would not have an Adviser/Administrator Material Adverse Effect;

18. The execution, delivery and performance of the Underwriting Agreement and the Investment Advisory Agreement and consummation of the transactions contemplated thereby, will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), the limited liability company operating agreement of the Adviser or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Adviser is a party or by which it or its properties may be bound or affected, or any New York State or U.S. federal law, regulation or rule or any decree, judgment or order applicable to the Adviser, except in each case, for any such conflict, breach or violation which would not have an Adviser/Administrator Material Adverse Effect;

19. The Underwriting Agreement has been duly executed and delivered by the Adviser (to the extent that execution and delivery thereof are matters governed by the law of the State of New York), and the Investment Advisory Agreement has been duly executed and delivered by the Adviser (to the extent that execution and delivery thereof are matters governed by the law of the State of New York);

20. To our knowledge, no further consents, authorizations, approvals or filings by the Adviser are required under any New York State or U.S. federal law, regulation or rule in order to perform its obligations under the Investment Advisory Agreement;

21. To our knowledge, the Administrator is not in breach or violation of, or in default under, nor has any event occurred which, with notice, lapse of time or both, would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or person acting on such holder’s behalf), the right to require the repurchase, redemption or repayment of all or part of such indebtedness under, its limited liability company operating agreement or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Administrator is a party or by which it or its properties may be bound or affected, or under any New York State or U.S. federal law, regulation or rule or any decree, judgment or order applicable to the Adviser, except in each case for any such breach, violation or default which would not have an Adviser/Administrator Material Adverse Effect;

22. The execution, delivery and performance of the Underwriting Agreement and the Administration Agreement and consummation of the transactions contemplated thereby, will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under), the limited liability company operating agreement of the Administrator or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Administrator is a party or by which it or its properties may be bound or affected, or any New York State or U.S. federal law, regulation or rule or any decree, judgment or order applicable to the Administrator, except in each case, for any such conflict, breach or violation which would not have an Adviser/Administrator Material Adverse Effect;

23. The Underwriting Agreement has been duly executed and delivered by the Administrator (to the extent that execution and delivery thereof are matters governed by the law of the State of New York), and the Administration Agreement has been duly executed and delivered by the Administrator (to the extent that execution and delivery thereof are matters governed by the law of the State of New York).

24. The Registration Statement has become effective under the Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and such counsel (A) is of the opinion that the Registration Statement, as of the Effective Date, the Pricing Prospectus together with the Pricing Information, as of the Execution Time and at the time of purchase and any additional time of purchase, and the Prospectus, as of the date of the Prospectus and at the time of purchase and any additional time of purchase (except for financial statements and schedules and other financial data included therein as to which such counsel need not express any opinion) appeared on their face to be appropriately responsive to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; (B) has no reason to believe that (except for financial statements and schedules and other financial data as to which such counsel need not express any belief) the Registration Statement, as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (C) has no reason to believe that (except for financial statements and schedules and other financial data as to which such counsel need not express any belief) the Pricing Prospectus together with the Pricing Information, as of the Execution Time and at the time of purchase and any additional time of purchase, or the Prospectus, as of the date of the Prospectus and at the time of purchase and any additional time of purchase, contained any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. For purposes of this paragraph 22, the term “Effective Date” shall mean each date and time that the Registration Statement and any post-effective amendment or amendments thereto became or become effective.

Exhibit C

Form of Opinion of Venable LLP

1. The Company is a corporation duly incorporated and existing under and by virtue of the laws of the State of Maryland and is in good standing with the State Department of Assessments and Taxation of Maryland. The Company has the corporate power to own, lease and operate its property or assets, to conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Business,” to execute and deliver the Company Agreements and to sell, issue and deliver the Shares as contemplated by the Underwriting Agreement.

2. The sale and issuance of the Shares have been duly authorized and, when issued and delivered in accordance with the terms of the Underwriting Agreement, the Shares will be validly issued, fully paid and nonassessable. The issuance of the Shares is not subject to preemptive rights or other similar rights under the Maryland General Corporation Law (“MGCL”), the Charter or the Bylaws.

3. The execution and delivery of each of the Company Agreements have been duly authorized by all necessary corporate action of the Company. Each of the Company Agreements has been duly executed and, so far as is known to such counsel, delivered by the Company.

4. The statements in the Registration Statement, the Pricing Prospectus and the Prospectus under the captions “Description of Our Capital Stock” and “Risk Factors – Risks Related to Our Investments – Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock,” in each case insofar as such statements purport to summarize certain provisions of Maryland law, the Charter or the Bylaws, are accurate in all material respects.

5. The execution, delivery and performance by the Company of the Company Agreements, the sale and issuance of the Shares and the consummation of the other transactions contemplated by the Company Agreements will not conflict with or violate the Charter or Bylaws or any Maryland law or regulation, or, so far as is known to such counsel, any order or decree of any Maryland governmental authority applicable to the Company (other than any law, regulation, order or decree in connection with the securities laws of the State of Maryland, as to which no opinion is hereby expressed).

6. The Common Stock conforms as to legal matters in all material respects to the description thereof in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Description of Our Capital Stock.”

7. The Company has authority to issue the number of shares of Common Stock set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Capitalization.” The shares of Common Stock of the Company issued and outstanding as of the date hereof (immediately prior to the issuance of the Shares) have been duly authorized and validly issued and are fully paid and nonassessable and are not subject to preemptive rights or other similar rights under the MGCL, the Charter or the Bylaws.

8. The form of certificate representing shares of Common Stock complies with the applicable requirements of the MGCL, the Charter and the Bylaws.

9. No personal liability will attach under the laws of the State of Maryland, the Company’s state of incorporation, to holders of the Shares for any debt or obligation of the Company solely as a result of their status as stockholders of the Company.

Exhibit D

Form of Opinion of Dechert LLP

1. The Subsidiary has been duly formed and is validly existing as a Delaware limited liability company in good standing under the laws of Delaware, and is duly qualified and authorized to do business as a foreign limited liability company in New York. The Adviser has limited liability company power and authority to conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus.

2. The Adviser has been duly formed and is validly existing as a Delaware limited liability company in good standing under the laws of Delaware, and is duly qualified and authorized to do business as a foreign limited liability company in New York. The Adviser has limited liability company power and authority to conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus and to execute and deliver the Underwriting Agreement and the Investment Advisory Agreement.

3. The execution and delivery of the Underwriting Agreement and the Investment Advisory Agreement by the Adviser have been duly authorized by all necessary limited liability company action on the part of the Adviser.

4. The Administrator has been duly formed and is validly existing as a Delaware limited liability company in good standing under the laws of Delaware, and is duly qualified and authorized to do business as a foreign limited liability company in New York. The Administrator has limited liability company power and authority to conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus and to execute and deliver the Underwriting Agreement and the Administration Agreement.

5. The execution and delivery of the Underwriting Agreement and the Administration Agreement by the Administrator have been duly authorized by all necessary limited liability company action on the part of the Administrator.

Exhibit E

Form of Certificate Required by Section 7(h)

1.	I have reviewed the Registration Statement, the Pricing Prospectus and the Prospectus.

2.	The representations and warranties of each of the Company, the Adviser and the Administrator as set forth in this Agreement are true and correct as of the time of purchase and, if applicable, the additional time of purchase.

3.	Each of the Company, the Adviser and the Administrator has performed all of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be.

4.	The conditions set forth in paragraphs (e), (f) and (g) of Section 7 of this Agreement have been met.

5.	The financial statements and other financial information included in the Registration Statement. the Pricing Prospectus and the Prospectus fairly present in all material respects the financial condition of the Company as of the date presented in the Registration Statement, the Pricing Prospectus and the Prospectus, as appropriate.

Exhibit F

Form of Certificate of Arthur H. Penn

1. The information pertaining to my business and financial experience, including but not limited to the information appearing under the caption “About PennantPark Investment Advisers,” contained in the Registration Statement, the Pricing Prospectus and the Prospectus, does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Exhibit G

Pricing Information

Public Offering Price:
Number of Firm Shares:
Number of Additional Shares: